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            THIRD AMENDMENT AND SECOND WAIVER TO


                      CREDIT AGREEMENT


                  Dated as of July 10, 1996


                            Among


         LABORATORY CORPORATION OF AMERICA HOLDINGS
(formerly known as NATIONAL HEALTH LABORATORIES HOLDINGS INC.), as Borrower,
                        ------------


                   THE BANKS NAMED HEREIN,
                        as Banks, and
                        ---------


              CREDIT SUISSE (NEW YORK BRANCH),
                   as Administrative Agent
                   -----------------------


=============================================================


          THIRD   AMENDMENT  AND  SECOND  WAIVER  TO  CREDIT
AGREEMENT dated as of July 10, 1996 among LABORATORY CORPORATION OF AMERICA HOLDINGS (formerly known as NATIONAL HEALTH LABORATORIES HOLDINGS INC.), a Delaware corporation (the "Borrower"), the banks, financial institutions and other institutional lenders (the "Banks") listed on the signature pages hereof, and CREDIT SUISSE (NEW YORK BRANCH) ("CS"), as administrative agent (the "Administrative Agent") for the Lenders hereunder.


                    PRELIMINARY STATEMENT

          The parties hereto (i) have entered into a Credit Agreement dated as of April 28, 1995 (as amended, the "Credit Agreement") providing for, among other things, the Lenders to lend to the Borrower up to $1,250,000,000 on the terms and subject to the conditions set forth therein and
(ii) desire to amend the Credit Agreement in the manner set forth herein. Each capitalized term used but not defined herein shall have the meaning ascribed thereto in the Credit Agreement.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:


          ARTICLE I


                         AMENDMENTS

          SECTION  1.01.  Amendment of Definitions.  Section
1.01 of the Credit Agreement is hereby amended as follows:

          (a) Definition of Adjusted EBITDA. By deleting the definition of "Adjusted EBITDA" set forth therein in its entirety and inserting the following definition in lieu thereof:

               " 'Adjusted EBITDA' means, with respect to any specified period, EBITDA plus, to the extent deducted in determining Net Income, Restructuring Costs for such period in an amount that, together with Restructuring Costs for all prior periods, does not exceed the maximum amounts specified in the definition of "Restructuring Costs"; provided, that (x) the amount set forth in clause (a) of the definition of "Restructuring Costs" shall not be added to EBITDA for any period ending after
          September 30, 1996 and (y) the amounts set forth in clauses (b) through (e), inclusive, of the definition of "Restructuring Costs" shall not be added to EBITDA for any period ending after March 31, 1997, and (z) for purposes of determining compliance by the Borrower with the Interest Coverage Ratio and the Leverage Ratio, Restructuring Costs (in the amount thereof that may be added to EBITDA for the relevant period in accordance with clause (x) and (y) hereof) shall be added once to EBITDA for the relevant four fiscal quarter period, as a single item for that entire period, without duplication and without proration over any shorter period within such four fiscal quarter period."; and

          (b)   Definition of Interest Coverage  Ratio.   By
     deleting the definition of "Interest Coverage Ratio" set forth therein in its entirety and inserting the following definition in lieu thereof:

               " 'Interest Coverage Ratio' means (a) with respect to the four fiscal quarter periods ending on June 30, 1996, September 30, 1996, December 31, 1996 and March 31, 1997, the ratio of (x) Consolidated Adjusted EBITDA of the Borrower and its Subsidiaries for such period to (y) Consolidated Interest Expense of the Borrower and its Subsidiaries for such period, and (b) with respect to each subsequent four fiscal quarter period, commencing with the four fiscal quarter period ending on June 30, 1997, the ratio of (x) Consolidated EBITDA of the Borrower and its Subsidiaries for such period to (y) Consolidated Interest Expense of the Borrower and its Subsidiaries for such period."; and

          (c)   Definition of Leverage Ratio.   By  deleting
     the definition of "Leverage Ratio" set forth therein in its entirety and inserting the following definition in lieu thereof:

               " 'Leverage Ratio' means (a) with respect to each of the four fiscal quarter periods ending on June 30, 1996, September 30, 1996, December 31,
          1996 and March 31, 1997, the ratio of (x) the total Consolidated Debt of the Borrower and its Subsidiaries as of the last day of such period to
          (y) Consolidated Adjusted EBITDA of the Borrower and its Subsidiaries for such period, and (b) with respect to each subsequent four fiscal quarter period, commencing with the four fiscal quarter period ending June 30, 1997, the ratio of (x) the total Consolidated Debt of the Borrower and its Subsidiaries as of the last day of such fiscal quarter to (y) Consolidated EBITDA of the Borrower and its Subsidiaries for the four fiscal quarter period ended at the end of such fiscal quarter."; and

          (d)    Definition  of  Restructuring   Costs.   By
deleting  the definition of "Restructuring Costs" set  forth
therein   in  its  entirety  and  inserting  the   following
definition in lieu thereof:

               "  'Restructuring Costs' means a  maximum  of
          (a) up to $15,000,000 in the aggregate charged during the fiscal quarter ended December 31, 1995 for unrecoverable accounts receivable, plus (b) up to $10,000,000 in the aggregate charged during the fiscal quarter ended June 30, 1996 for unrecoverable accounts receivable, plus (c) up to $6,200,000 in the aggregate charged during the fiscal quarter ended June 30, 1996 for restructuring costs associated with the closure of the Borrower's La Jolla California office, plus
          (d) up to $6,600,000 in the aggregate charged during the fiscal quarter ended June 30, 1996 for restructuring costs associated with the write down of capitalized data processing software costs, plus (e) up to $10,200,000 in the aggregate charged during the fiscal quarter ended June 30, 1996 for severance costs and other non-recurring items ."; and

          (e) Definition of Annualized Adjusted EBITDA. By deleting the defined term "Annualized Adjusted EBITDA"; and

          (f) Definition of Settlement Costs. By deleting the defined term "Settlement Costs".

          SECTION 1.02.  Amendment of Affirmative Covenants.
Section 5.01(m) of the Credit Agreement is hereby amended to read in its entirety as follows:

               (m) Monthly Summary Financial Reports. During the period from the Closing Date through June 30, 1997, furnish to the Administrative Agent (in a quantity sufficient for all Lenders and the Administrative Agent) as soon as available, and in any event within 50 days after the end of each calendar month, a summary financial report as to the Borrower and its Subsidiaries, in the form of Exhibit F, for the period commencing at the end of the previous month and ending with the end of such month, signed on behalf of the Borrower by its chief financial officer.



                         ARTICLE II

                           WAIVERS

          SECTION 2.01. Waiver of Leverage Ratio. Compliance by the Borrower with the covenant set forth in
Section 5.01(i) of the Credit Agreement is hereby waived solely in respect of the Borrower's four fiscal quarters ending in June 1996.

          SECTION 2.02. Waiver of Interest Coverage Ratio. Compliance by the Borrower with the covenant set forth in
Section 5.01(j) of the Credit Agreement is hereby waived solely in respect of the Borrower's four fiscal quarters ending in June 1996.



                         ARTICLE III

               REPRESENTATIONS AND WARRANTIES

          SECTION  3.01.  Representations and Warranties  of
the  Borrower.   The  Borrower represents  and  warrants  as
follows:

          (a) The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

          (b) The execution, delivery and performance by the Borrower of this Amendment and Waiver are within its corporate powers, have been duly authorized by all necessary corporate action, and do not contravene the Borrower's charter or by-laws.

          (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of this Amendment and Waiver.

          (d) This Amendment and Waiver has been duly executed and delivered by the Borrower. This Amendment and Waiver is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower, in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of creditors' rights generally and by general principles of equity.

          (e) The representations and warranties contained in Section 4.01 of the Credit Agreement are correct in all material respects on and as of the date hereof, as though made on and as of the date hereof.

          (f) No event has occurred and is continuing which constitutes a Default.

                         ARTICLE IV

                        MISCELLANEOUS

          SECTION 4.01.  Governing Law.  This Amendment  and
Waiver shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflicts of law principles thereof.

          SECTION 4.02. Execution in Counterparts. This Amendment and Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment and Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment and Waiver.

          SECTION 4.03. Effect on the Credit Agreement. Upon execution and delivery of this Amendment and Waiver, each reference in the Credit agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby and each reference to the Credit Agreement in any Loan Document (as defined in the Credit Agreement) shall mean and be a reference to the Credit Agreement, as amended hereby. Except as expressly modified hereby, all of the terms and conditions of the Credit Agreement shall remain unaltered and in full force and effect. This Amendment and Waiver shall become effective as of the date first above written when counterparts hereof shall have been executed by the Required Lenders. This Amendment and Waiver is subject to the provisions of Section 8.01 of the Credit Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWER:             LABORATORY CORPORATION OF AMERICA
                        HOLDINGS


                      By:  /s/ HAYWOOD D. COCHRANE
                           -----------------------------
                           Name:  Haywood D. Cochrane
                           Title: Executive Vice President
                                  and Chief Financial Officer


ADMINISTRATIVE        CREDIT SUISSE (NEW YORK BRANCH),
  AGENT:                as Administrative Agent


                      By:  /s/ HEATHER RIEKENBERG
                           -----------------------------
                           Name:  Heather Riekenburg
                           Title: Member of Senior Management

                      and


                      By:  /s/ IRA LUBINSKY
                           -----------------------------
                           Name:  Ira Lubinsky
                           Title: Associate

                         CREDIT SUISSE (NEW YORK
                           BRANCH)


                         By:  /s/ KARL M. STUDER
                              --------------------------
                              Name:  Karl M. Studer
                              Title: Member of Senior Management


                         By:  /s/ DANIELA E. HESS
                              --------------------------
                              Name:  Daniela E. Hess
                              Title: Associate

                         BANK OF AMERICA ILLINOIS


                         By:  /s/ WENDY L. LORING
                              --------------------------
                              Name:  Wendy L. Loring
                              Title: Vice President

                         BANQUE NATIONALE DE PARIS


                         By:  /s/ RICHARD L. STED
                              --------------------------
                              Name:  Richard L. Sted
                              Title: Senior Vice President


                         By:  /s/ BONNIE G. EISENSTAT
                              --------------------------
                              Name:  Bonnie G. Eisenstat
                              Title: Vice President

                         BAYERISCHE LANDESBANK
                           GIROZENTRALE


                         By: /s/ WILFRIED FREUDENBERGER
                             ---------------------------
                              Name:  Wilfried Freudenberger
                              Title: Executive Vice President
                                     and General Manager

                         By: /s/ PETER OBERMANN
                              --------------------------
                              Name:  Peter Obermann
                              Title: Senior Vice President
                                     Manager Lending Division

                         THE CHASE MANHATTAN BANK


                         By:       Not Signed
                              --------------------------
                              Name:
                              Title:

                         CREDIT LYONNAIS
                           CAYMAN ISLANDS BRANCH


                         By:  /s/ FARBOUD TAVANGAR
                              --------------------------
                              Name:  Farboud Tavangar
                              Title: Authorized Signature

                         DEUTSCHE BANK AG
                         NEW YORK BRANCH and/or
                         CAYMAN ISLANDS BRANCH


                         By:  /s/ WOLF A. KLUGE
                              -------------------------
                              Name:  Wolf A. Kluge
                              Title: Vice President


                         By:  /s/ GEORG L. PETERS
                              -------------------------
                              Name:  Georg L. Peters
                              Title: Vice President

                         FIRST FIDELITY BANK, N.A.


                         By:  [Assigned to First Union]
                              -------------------------
                              Name:
                              Title:

                         THE FUJI BANK, LTD.
                           (NEW YORK BRANCH)


                         By:  /s/ GINA KEARNS
                              --------------------------
                              Name:  Gina Kearns
                              Title: Vice President and Manager

                         NATIONSBANK, N.A.


                         By:  /s/ ASHLEY M. CRABTREE
                              --------------------------
                              Name:  Ashley M. Crabtree
                              Title: Vice President

                         SOCIETE GENERALE


                         By:  /s/ PHILIPPE DAUBE
                              --------------------------
                              Name:  Philippe Daube
                              Title: First Vice President

                         THE SUMITOMO BANK, LIMITED,
                           NEW YORK BRANCH


                         By:  /s/ YOSHINORI KAWAMURA
                              --------------------------
                              Name:  Yoshinori Kawamura
                              Title: Joint General Manager

                         SWISS BANK CORPORATION


                         By:  /s/ HANNO HUBER
                              --------------------------
                              Name:  Hanno Huber
                              Title: Associate Director
                                     Corporate Clients
                                     Switzerland


                         By:  /s/ PAOLO SEIFERLE
                              --------------------------
                              Name:  Paolo Seiferle
                              Title: Associate Director
                                     Corporate Clients
                                     Switzerland

                         WACHOVIA BANK OF GEORGIA, N.A.


                         By:  /s/ KURT A. SHREINER
                              --------------------------
                              Name:  Kurt A. Shreiner
                              Title: Senior Vice President

                         WESTDEUTSCHE LANDESBANK


                         By:  /s/ CATHERINE RUTHLAND
                              --------------------------
                              Name:  Catherine Ruthland
                              Title: Vice President


                         By:  /s/ CORDULA KRASKA-HORNEMANN
                              -------------------------------
                              Name:  Cordula Kraska-Hornemann
                              Title: Vice President

                         BANK BRUSSELS LAMBERT
                           (NEW YORK BRANCH)


                         By:  /s/ JEAN-LOUIS RECOUSSINE
                              ----------------------------
                              Name:  Jean-Louis Recoussine
                              Title: General Manager


                         By:  /s/ DOMINICK H.J. VANGAEVER
                              ---------------------------
                              Name:  Dominick H.J. Vangaever
                              Title: Vice President
                                     Credit Department

                         COMMERZBANK AKTIENGESELLSCHAFT,
                           ATLANTA AGENCY


                         By:  /s/ ANDREAS K. BREMER
                              -------------------------
                              Name:  Andreas K. Bremer
                              Title: Senior Vice President


                         By:  /s/ E. KAGERER
                              ------------------------
                              Name:  E. Kagerer
                              Title: Vice President